SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 5, 2005

HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or Other Jurisdiction of incorporation)	001-15141 (Commission File Number)	38-0837640 (IRS Employer Identification no.)

855 East Main Avenue Zeeland, Michigan (Address of Principal Executive Offices)	49464 (Zip Code)

(616) 654-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.         Regulation FD Disclosure

On May 5, 2005, Herman Miller, Inc. executives Elizabeth Nickels, CFO and Joseph Nowicki, Vice President of Investor Relations and Treasurer, and other Herman Miller executives, along with representatives from UBS, will host an investor marketing presentation. The meeting, which will begin at approximately 12 noon EST, will include an overview of the company’s strategic principles, core competencies, and strategic growth avenues. It will also include an introduction to Herman Miller’s newly launched sound management business, Sonare TechnologiesTM, along with a demonstration of BabbleTM, its initial product offering. A copy of the presentation materials is included as an exhibit to this Form 8-K.

Item 9.01.         Financial Statements and Exhibits

Exhibits.

99.1    Presentation materials dated May 5, 2005

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 5, 2005	HERMAN MILLER, INC. (Registrant) By: /s/ Elizabeth A. Nickels Elizabeth A. Nickels Its: Chief Financial Officer

EXHIBIT INDEX

99.1    Presentation materials dated May 5, 2005